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                                                           Exhibit 10.3


               FIRST AMENDMENT TO THE 364 DAY CREDIT AGREEMENT

         FIRST AMENDMENT (this "Amendment"), dated as September 18, 1997, among NABISCO HOLDINGS CORP., a Delaware corporation ("Holdings"), NABISCO, INC., a New Jersey corporation (the "Borrower") and the lending institutions party to the Credit Agreement referred to below (the "Banks"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H

         WHEREAS, Holdings, the Borrower and the Banks are parties to a Credit Agreement, dated as of October 31, 1996 (as amended, modified and supplemented to the date hereof, the "Credit Agreement"); and

         WHEREAS, the parties to the Credit Agreement wish to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, it is agreed:

I. AMENDMENT TO CREDIT AGREEMENT. On and after the First Amendment Effective (as defined below):

                   1. The definition of "Commitment Expiry Date" appearing in
      Section 10 of the Credit Agreement shall be amended to read in its entirety as follows:

                     "Commitment Expiry Date" shall mean the date which is 364 days after the First Amendment Effective Date.

                   2. Section 10 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order.

                     "First Amendment" shall mean the First Amendment to this Agreement, dated as of September 18, 1997.

                     "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

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II.   CONDITIONS PRECEDENT TO FIRST AMENDMENT EFFECTIVE DATE.

                   1. This Amendment shall become effective on October 30, 1997 (the "First Amendment Effective Date"), so long as each of the following conditions shall have been met to the satisfaction of the Senior Managing Agents on or prior to the First Amendment Effective Date:

                  (a) EXECUTION OF AMENDMENT. On or prior to the First Amendment Effective Date, Holdings, the Borrower and each of the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to the Payments Administrator at the Payments Administrator's Office.

                  (b) NO DEFAULT; REPRESENTATIONS AND WARRANTIES. On the First Amendment Effective Date, both before and after giving effect to this Amendment, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects.

III.   GENERAL PROVISIONS

                  1. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  2. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Payments Administrator.

                  3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

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